UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2021

Ambac Financial Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One World Trade Center New York NY 10007
(Address of principal executive offices)

(212) 658-7470
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	New York Stock Exchange
Warrants	AMBC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 6, 2021 (the “Closing Date”), Sitka Holdings, LLC (the “Issuer”), a wholly-owned subsidiary of Ambac Financial Group, Inc. (“AFG”), issued and sold $1,175 million in aggregate principal amount of LIBOR plus 4.50% Floating Rate Senior Secured Notes due 2026 (the “Senior Secured Notes”) under an Indenture, dated as of July 6, 2021 (the “Indenture”), among the Issuer and The Bank of New York Mellon, as Trustee (the “Trustee”) and Collateral Agent (the “Collateral Agent”). The proceeds of the Senior Secured Notes were used to fund a portion of the Redemption (as defined below).

Interest on the Senior Secured Notes will accrue at a per annum rate equal to the three-month U.S. dollar London inter-bank offered rate (“LIBOR”), not less than 0.75%, reset quarterly, plus a margin of 4.50% and will be payable quarterly on the last day of each calendar quarter to holders of record on the immediately preceding March 15, June 15, September 15 and December 15, respectively, commencing on September 30, 2021. If the Issuer determines prior to an interest payment date that a transition event with respect to the three-month LIBOR used for determination of the interest rate has occurred, as further described in the Indenture, then the benchmark transition provisions set forth in the Indenture will apply to all determinations of the rate of interest payable on the Senior Secured Notes. In accordance with the benchmark transition provisions, after such a transition, the amount of interest that will be payable for period will be an annual rate equal to the sum of the replacement benchmark plus 4.50%.

In addition, in connection with the issuance and sale of the Senior Secured Notes and the Redemption, Ambac Assurance Corporation (“AAC”), a wholly owned subsidiary of AFG, issued a secured note to the Issuer in an initial aggregate principal amount of $1,175 million (the “Ambac Note”). The Ambac Note will accrue interest at a rate equal to the same rate applicable to the Senior Secured Notes, including with respect to the benchmark transition provisions.

Further, AAC issued a financial guaranty insurance policy (the “Policy”) to the Trustee for the benefit of the holders of the Senior Secured Notes irrevocably guaranteeing all regularly scheduled principal and interest payments in respect of the Senior Secured Notes as and when such payments become due and owing.

Maturity

The Senior Secured Notes: The Senior Secured Notes will mature at the earlier of (x) July 6, 2026 and (y) if the Senior Secured Notes are then outstanding, the date that is five business days prior to the date for which the Office of the Commissioner of Insurance for the State of Wisconsin has approved the repayment of all of the outstanding principal amount of all surplus notes issued by AAC.

The Ambac Note: The maturity date for the Ambac Note is substantially the same as for the Senior Secured Notes.

Ranking

The Senior Secured Notes will be the Issuer’s senior secured indebtedness and will rank:

•

effectively senior to all of the Issuer’s future unsecured indebtedness and indebtedness secured by junior liens on the same collateral to the extent of the value of the Senior Secured Notes collateral;

•	equal in right of payment with all of the Issuer’s future senior indebtedness; and

•	senior in right of payment to all of the Issuer’s future indebtedness subordinated to the Senior Secured Notes.

The Ambac Note will be AAC’s senior secured indebtedness and will rank:

•	effectively senior to all of AAC’s existing and future unsecured indebtedness and indebtedness secured by junior liens on the same collateral to the extent of the value of the Ambac Note collateral;

•	equal in right of payment with all of AAC’s existing and future senior indebtedness;

•	senior in right of payment to all of AAC’s existing and future indebtedness subordinated to the Ambac Note;

•	senior to all surplus notes of AAC; and

•	structurally subordinated to all existing and future indebtedness of subsidiaries of AAC that do not guarantee the Ambac Note.

Collateral

The Senior Secured Notes: The Senior Secured Notes are secured by first-priority liens on substantially all of the Issuer’s assets, including the Ambac Note. Pursuant to the terms of the Collateral Agreement, between the Issuer, the Collateral Agent and the Trustee, dated July 6, 2021 (the “Collateral Agreement”), the collateral securing the Senior Secured Notes will not include certain excluded assets.

The Ambac Note: The Ambac Note is secured by a pledge of AAC’s right, title and interest in (i) up to $1.4 billion of proceeds from certain litigations involving AAC related to residential mortgage-backed securities (the “RMBS Litigation”) and (ii) the capital stock of Ambac Assurance UK Limited (“Ambac UK”), a wholly-owned subsidiary of AAC. The Ambac Note will permit the sale or other disposition of the capital stock of Ambac UK, provided that all proceeds of any such sale or disposition ultimately be used to redeem the Senior Secured Notes.

Optional Redemption

The Senior Secured Note: The Senior Secured Notes will be redeemable, at the Issuer’s option, in whole or in part, prior to July 6, 2022 at a redemption price equal to 100% of the principal amount of the Senior Secured Notes redeemed plus the applicable make-whole premium as of, and accrued and unpaid interest, if any, to, but not including, the date of redemption (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

On and after July 6, 2022 and prior to July 6, 2023 (the “Par Call Date”), the Senior Secured Notes may be redeemed at the Issuer’s option, in whole or in part, at a redemption price equal to 103% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

On and after the Par Call Date, the Senior Secured Notes may be redeemed at the Issuer’s option, in whole or in part, at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but not including, the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The Ambac Note: The optional redemption provisions of the Ambac Note are substantially similar as for the Senior Secured Notes. The proceeds of any such redemption will be funded directly into a collateral account established by AAC for such purpose and the Issuer will apply such proceeds to repayment of the Senior Secured Notes.

Mandatory Redemption

The Senior Secured Notes: Promptly, and in any event within one business day, after the receipt of proceeds of any redemption of (in whole or in part) the Ambac Note, the Issuer shall be required to (i) deposit an amount equal to such proceeds in the collateral account established by AAC for such purpose and (ii) use an amount equal to such proceeds to unconditionally initiate a redemption of the Senior Secured Notes at a redemption price equal to the redemption price applicable to an optional redemption of the Senior Secured Notes during such period.

The Ambac Note: Promptly, and in any event within four business days after the receipt (whether directly or indirectly) of any proceeds received by or on behalf of AAC with respect to the RMBS Litigation or the proceeds of any disposition of the capital stock of Ambac UK, AAC shall redeem the Ambac Note, in whole or in part, as applicable at a redemption price equal to the redemption price application to an optional redemption of the Ambac Note during such period.

Covenants

The Indenture contains certain covenants limiting, among other things, mergers or consolidations, the Issuer’s ability to engage in any business or have any assets other than the collateral securing the Senior Secured Notes, or have any liabilities other than the Senior Secured Notes, or to sell or otherwise transfer to any third party any of its ownership of the collateral securing the Senior Secured Notes or any proceeds thereof (except in accordance with the terms of the Ambac Note or security documents entered into by the Issuer, or for certain transfers which are pursuant to a transaction where the proceeds of such transfer secure the Senior Secured Notes).

Events of Default

Senior Secured Notes: The Indenture also provides for events of default, including a failure to pay any amounts due under the Senior Secured Notes, an event of default under the Ambac Note, failure of AAC to honor claims under the Policy for principal of or interest on the Senior Secured Notes, failure to comply with the covenants set forth in the Indenture and certain security documents entered into by the Issuer or material inaccuracy of the representations in such documents, and certain events of insolvency/rehabilitation/liquidation of the Issuer.

The Ambac Note: The Ambac Note also provides for events of default including a default in payment of amounts due under the Ambac Note and certain events of insolvency/rehabilitation/liquidation of AAC.

The foregoing description of the Indenture, the Collateral Agreement, the Senior Secured Notes, the Ambac Note and the Policy do not purport to be complete and are qualified in their entirety by reference to the full text of the Indenture, the Collateral Agreement, the Senior Secured Notes, the Ambac Note and the Policy, copies of which are incorporated herein by reference and attached hereto as Exhibits 4.1 – 4.3 and 10.1 and 10.2.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 8.01. Other Events.

On July 6, 2021, AFG issued a press release announcing the closing of the offering of the Senior Secured Notes. A copy of the press release is furnished herewith and attached hereto as Exhibit 99.1.

Additionally, as previously announced, on July 6, 2021, Ambac LSNI, LLC redeemed all of its outstanding LIBOR plus 5.00% Insured Secured Notes due 2023 (the “Redemption”).

Forward-Looking Statements

In this report, statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report.

Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. AFG’s and its subsidiaries’ (“Ambac”) actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the highly speculative nature of AFG’s common stock and volatility in the price of AFG’s common stock; (2) Ambac’s inability to realize the expected recoveries, including RMBS litigation recoveries, included in its financial statements which would have a materially adverse effect on AAC’s financial condition and may lead to regulatory intervention; (3) failure to recover claims paid on Puerto Rico exposures or realization of losses in amounts higher than expected; (4) increases to loss and loss expense reserves; (5) inadequacy of reserves established for losses and loss expenses and possibility that changes in loss reserves may result in further volatility of earnings or financial results; (6) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from AAC and its subsidiaries or from transactions or opportunities apart from AAC and its subsidiaries, including new business initiatives relating to the specialty property and casualty program insurance business, the managing general agency/underwriting business, or related businesses; (7) potential of rehabilitation proceedings against AAC; (8) increased fiscal stress experienced by issuers of public finance obligations or an increased incidence of Chapter 9 filings or other restructuring proceedings by public finance issuers, including an increased risk of loss on revenue bonds of distressed public finance issuers due to judicial decisions adverse to revenue bond holders; (9) our inability to mitigate or remediate losses, commute or reduce insured exposures or achieve recoveries or investment objectives, or the failure of any transaction intended to accomplish one or more of these objectives to deliver anticipated results; (10) insufficiency or unavailability of collateral to pay secured obligations; (11) credit risk throughout Ambac’s business, including but not limited to credit risk related to residential mortgage-backed securities, student loan and other asset securitizations, public finance obligations and exposures to reinsurers; (12) the impact of catastrophic environmental or natural events, including catastrophic public health events like the COVID-19 pandemic, on significant portions of our insured and investment portfolios; (13) credit risks related to large single risks, risk concentrations and correlated risks; (14) the risk that Ambac’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (15) risks associated with adverse selection as Ambac’s insured portfolio runs off; (16) Ambac’s substantial indebtedness could adversely affect its financial condition and operating flexibility; (17) Ambac may not be able to obtain financing or raise capital on acceptable terms or at all due to its substantial indebtedness and financial condition; (18) Ambac may not be able to generate the significant amount of cash needed to service its debt and financial obligations, and may not be able to refinance its indebtedness; (19) restrictive covenants in agreements and instruments may impair Ambac’s ability to pursue or achieve its business strategies; (20) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce risks in its insured portfolio; (21) disagreements or disputes with Ambac’s insurance regulators; (22) default by one or more of Ambac’s portfolio investments, insured issuers or counterparties; (23) loss of control rights in transactions for which we provide insurance due to a finding that Ambac has defaulted; (24) adverse tax consequences or other costs resulting from the characterization of the AAC’s surplus notes or other obligations as equity; (25) risks attendant to the change in composition of securities in the Ambac’s investment portfolio; (26) adverse impacts from changes in prevailing interest rates; (27) our results of operation may be adversely affected by events or circumstances that result in the impairment of our intangible assets and/or goodwill that was recorded in connection with Ambac’s acquisition of 80% of the membership interests of Xchange; (28) risks associated with the expected discontinuance of the London Inter-Bank Offered Rate; (29) factors that may negatively influence the amount of installment premiums paid to the Ambac; (30) market risks impacting assets in the Ambac’s investment portfolio or the value of our assets posted as collateral in respect of interest rate swap transactions; (31) risks relating to determinations of amounts of impairments taken on investments; (32) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith, which could have a material adverse effect on Ambac’s business, operations, financial position, profitability or cash flows; (33) actions of stakeholders whose interests are not aligned with broader interests of the Ambac’s stockholders; (34) system security risks, data protection breaches and cyber attacks; (35) changes in accounting principles or practices that may impact Ambac’s reported financial results; (36) regulatory oversight of Ambac UK and applicable regulatory restrictions may adversely affect our ability to realize value from Ambac UK or the amount of value we ultimately realize; (37) operational risks, including with respect to internal processes, risk and investment models, systems and employees, and failures in services or products provided by third parties; (38) Ambac’s financial position that may prompt departures of key employees and may impact the its ability to attract qualified executives and employees; (39) fluctuations in foreign currency exchange rates could adversely impact the insured portfolio in the event of loss reserves or claim payments denominated in a currency other than US dollars and the value of non-US dollar denominated securities in our investment portfolio; (40) disintermediation within the insurance industry that negatively impacts our managing general agency/underwriting business; (41) changes in law or in the functioning of the healthcare market that impair the business model of our accident and health managing general underwriter; and (42) other risks and uncertainties that have not been identified at this time.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

4.1	Indenture, dated as of July 6, 2021, between Sitka Holdings, LLC and The Bank of New York Mellon, as trustee and note collateral agent

4.2	Form of LIBOR plus 4.50% Floating Rate Senior Secured Notes due 2026 (included in Exhibit 4.1 hereto).

4.3	Promissory Note and Security Agreement issued by Ambac Assurance Corporation in favor of Sitka Holdings, LLC

10.1	Collateral Agreement, dated as of July 6, 2021, made by Sitka Holdings, LLC in favor of The Bank of New York Mellon, as note collateral agent and trustee

10.2	Financial Guaranty Insurance Policy, dated July 6, 2021, issued by Ambac Assurance Corporation

99.1	Press Release, dated July 6, 2021

101.INS	XBRL Instance Document - the instance document does not appear in the interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

101.SCH	XBRL Taxonomy Extension Schema Document.

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101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated: July 6, 2021	By:	/s/ William J. White
William J. White
First Vice President, Secretary and Assistant General Counsel